UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):

                                 April 26, 2006



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                  1-31299                 65-0865171
        ----------------         ------------------         --------------
 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.   Results of Operations and Financial Condition.

             The registrant is attaching a copy of a press release dated April 26, 2006, as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits.

   (a)       Not Applicable.

   (b)       Not Applicable.

   (c)       Not Applicable.

   (d)       Exhibits:

             99.1      Press release dated April 26, 2006.


Limitation on Incorporation by Reference

             In accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item
2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 26, 2006                       MEDICAL STAFFING NETWORK
                                           HOLDINGS, INC.



                                           By: /s/ Kevin S. Little
                                               -----------------------------
                                               Kevin S. Little
                                               President

                                  EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release dated April 26, 2006.